                                                                      EXHIBIT 15

                THIS FORM MUST ACCOMPANY APPLICATIONS FOR ANY PRODUCT
          WHICH OFFERS RELOCATION OF PURCHASE PAYMENTS TO A VARIABLE ACCOUNT
                       (EXCEPT TEXT ORP o USE FORM #VA 7181-1)

-----------------------------------------------------------------------------------------

[VALIC LOGO]     THE VARIABLE ANNUITY
                 LIFE INSURANCE COMPANY                   CONFIDENTIAL PERSONAL DATA FORM
                 P.O. BOX 3206 - HOUSTON, TEXAS 77253

-----------------------------------------------------------------------------------------

                              PLEASE PRINT ALL INFORMATION.

1. ANNUITANT/PARTICIPANT:                                             2. OCCUPATION:

   Social Security No:
                      ---------------------------                 -----------------------
   Name:
        ----------------------------------------------------      -----------------------
           LAST                   FIRST       MIDDLE INITIAL

-----------------------------------------------------------------------------------------
3. INVESTMENT OBJECTIVES (CHECK ONE):

   [ ] Safety of Principal    [ ] Income    [ ] Long-term Growth    [ ] Retirement Income

   [ ] Other:
             ----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
4. FINANCIAL SITUATION (APPROXIMATE AMOUNTS):

   Household Income                 Net Worth                  Life Insurance in Force
   ----------------                 ---------                  -----------------------

   [ ] Under $25,000                [ ] Under $25,000          [ ] Under $25,000

   [ ] 25,000 - 50,000              [ ] 25,000 - 50,000        [ ] 25,000 - 50,000

   [ ] 50,000 - 100,000             [ ] 50,000 - 100,000       [ ] 50,000 - 100,000

   [ ] Over 100,000                 [ ] Over 100,000           [ ] Over 100,000

----------------------------------------------------------------------------------------
5. DEPENDENTS:

   Number and Ages of Dependents:   Number:           Ages:
                                           ---------       -----------------------------

----------------------------------------------------------------------------------------
6. EDUCATION:

   Number of School Years Completed (circle one):  8  9  10  11  12  13  14  15  16  16+

----------------------------------------------------------------------------------------

7. SPECIAL INFORMATION FOR 403(b) PARTICIPANTS:

   According to federal tax laws regulating certain 403(b) plans, any interest and earnings credited to your account after 12/31/88 and any elective contributions made after that date may be withdrawn under any of the following circumstances:

      o Separation from service
      o Death
      o Age 59 1/2 or older
      o Disability
      o Hardship (Contributions only)

   Your employer's plan may contain other withdrawal restrictions. Additionally, some employer plans have alternative investment options among which plan participants may transfer contract values.

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          THIS FORM MUST BE SIGNED AND INCLUDED IN THE APPLICANT'S FILE.

Dated at                              , on                     , 19    .
        ------------------------------     --------------------    ----


             -----------------------------------------------------
                      ANNUITANT/PARTICIPANT'S SIGNATURE


      HOME OFFICE -1            FIELD OFFICE - 2               FIELD OFFICE - 3

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VA 7181 REV 890

                           TEXAS OPTIONAL RETIREMENT PROGRAM
             THIS FORM MUST ACCOMPANY APPLICATIONS FOR ANY PRODUCT WHICH OFFERS ALLOCATION OF PURCHASE PAYMENTS TO A VARIABLE ACCOUNT
                  IT MUST BE SIGNED AND KEPT IN THE APPLICANT'S FILE

-----------------------------------------------------------------------------------------

[VALIC LOGO]     THE VARIABLE ANNUITY                     CONFIDENTIAL PERSONAL DATA FORM
                 LIFE INSURANCE COMPANY
                 P.O. BOX 3206 - HOUSTON, TEXAS 77253

-----------------------------------------------------------------------------------------

                              PLEASE PRINT ALL INFORMATION

1. ANNUITANT/PARTICIPANT:                                             2. OCCUPATION:

   Social Security No.:       --       --
                      ---------------------------                 -----------------------
   Name:
        ----------------------------------------------------      -----------------------
           LAST                   FIRST       MIDDLE INITIAL

-----------------------------------------------------------------------------------------
3. INVESTMENT OBJECTIVES (CHECK ONE):

   [ ] Safety of Principal    [ ] Income    [ ] Long-term Growth    [ ] Retirement Income

   [ ] Other:
             ----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
4. FINANCIAL SITUATION (APPROXIMATE AMOUNTS):

   Household Income                 Net Worth                  Life Insurance in Force
   ----------------                 ---------                  -----------------------

   [ ] Under $25,000                [ ] Under $25,000          [ ] Under $25,000

   [ ] 25,000 - 50,000              [ ] 25,000 - 50,000        [ ] 25,000 - 50,000

   [ ] 50,000 - 100,000             [ ] 50,000 - 100,000       [ ] 50,000 - 100,000

   [ ] Over 100,000                 [ ] Over 100,000           [ ] Over 100,000

----------------------------------------------------------------------------------------
5. DEPENDENTS:

   Number and Ages of Dependents:   Number:           Ages:
                                           ---------       -----------------------------

----------------------------------------------------------------------------------------
6. EDUCATION:

   Number of School Years Completed (circle one):  8  9  10  11  12  13  14  15  16  16+

----------------------------------------------------------------------------------------
7. TEXAS OPTIONAL RETIREMENT PROGRAM REDEMPTION ACKNOWLEDGEMENT.

   I understand that:

   1. Benefits in the Texas Optional Retirement Program vest after one year of participation in one or more optional retirement plans;

   2. Benefits under the Texas Optional Retirement Program are available to me only after I obtain the age of 70 1/2 years, or terminate participation by death, retirement, or termination of employment in all Texas institutions of higher education;

   3. VALIC will require from the program administrator written verification of my qualification for any requested redemption of any annuity benefits purchased under the Texas Optional Retirement Program.

      I acknowledge the above information and statements and represent that information provided by me is correct to the best of my knowledge and belief.


-------------------------------------------------                    -------------------
            PARTICIPANT'S SIGNATURE                                          DATE

-------------------------------------------------                    -------------------
          REPRESENTATIVE'S SIGNATURE                                         DATE
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VA 7181-1